UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21237

                    Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.
Indianapolis, IN                                             46208
(Address of principal executive offices)  (Zip code)

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:  317-917-7000

Date of fiscal year end:      06/30

Date of reporting period: 06/30/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund

Annual Report

June 30, 2010

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR  97086

Toll Free (800) 934-5550

IMS Capital Value Fund
Management’s Discussion and Analysis

Dear Shareholders,

For the twelve month period ended June 30, 2010, the IMS Capital Value Fund returned 13.72% versus the S&P 500 Index return of 14.43%, the S&P MidCap 400 Index return of 24.93%, and the Russell Mid-Cap Value Index return of 28.91%.

The healthcare and consumer sectors provided the majority of the stand out performers in the Fund over the last year.  Hill-Rom Holdings (+90.7%), maker of medical surgical products, posted the best return for the year due to positive sales and earnings momentum. Gentiva Health Services (+64.1%), provider of home health services for adults and the elderly also contributed to the Fund’s overall return for the year. This healthcare stock should perform well due to the aging population. Service Corporation International (+35%) had strong performance due to its recession resistant funeral service products. Del Monte Foods (+56.1%) was another standout performer. Del Monte Foods has built strong brand equity in its pet and consumer food lineup by innovating behind traditional brands and positioning its products to capture growing trends.

The primary reason the Fund underperformed its benchmark (S&P MidCap 400 Index) for the period was its significantly higher weighting and less favorable composition of consumer stocks.  In total the Fund had 29.8% in consumer stocks while the benchmark, had only 17.5%.  Additionally, the Fund owned more stocks that were negatively impacted by the persistently negative housing market including home builders, title insurers, credit reporting agencies and banks. Leading detractors from the Fund’s performance were related to the housing industry’s continued slump. First American Financial Corporation (FAF) was one of the best stock performers in the Fund last year (+18%); however, it was the worst performer this year (-51.1%).  In June 2010, FAF split into two companies.  It is typical for the shares of a spin off to trade down initially as there can be selling pressure from those who don’t wish to own the new, more narrowly focused company.  The spin-off resulted in a company that is more cyclical due to its reliance on real estate markets; however, it remains a leader in the title insurance market. FAF should perform well as the housing market recovers.  Another major laggard this year was Meritage Homes (-13.7%), a leading builder of single family homes mostly in Texas. Revenue is forecasted to rise as a result of improved backlog during the first half of this year; however, the May softness in housing, caused in part by the expiration of the home buyer tax credit, took a toll on the stock.  King Pharmaceuticals (-21.2%), a maker of pain medication, was another detractor to the Fund’s performance because of generic competition. However, future growth from newer pain products from the Alpharma acquisition and rising healthcare spending should help improve its bottom line. Finally, Northern Trust Corporation (“Northern”) (-11.1%), a custody and asset management firm, showed poor results during the year as revenue growth remained a challenge due to low interest rates. The firm is focused heavily on international markets. Nearly half of its investments are funded from foreign time deposits, and its global custody assets are increasing at a 30% annual clip. This diversifies Northern's revenue base and opens the firm to faster-growing international markets.

Market volatility can be a good thing to the extent that it enables us to move cash into quality, undervalued stocks.  We remain optimistic on the economy and the stock market. The four largest sectors in this fund: technology, financials, consumer cyclicals, and healthcare are slowly showing improved returns. As the economy recovers, these sectors will be the first to exhibit positive momentum characteristics.

As always, we continue to seek out undervalued, seasoned stocks that are demonstrating signs of positive momentum.  We thank you for your investment in the IMS Capital Value Fund.

Sincerely,

Carl W. Marker
Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The S&P Mid-Cap 400 Index, Russell Mid-Cap Value Index and S&P 500 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on June 30, 2000 and held through June 30, 2010. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund
Management’s Discussion and Analysis

Dear  Fellow Shareholder,

For the fiscal year ended June 30, 2010, the IMS Strategic Income Fund returned 32.97%, compared to 18.45% for the Merrill Lynch US Corporate and High Yield Master index.  The fund outperformed because of greater contribution from the Fund’s high yield bonds.  The Barclay’s (formerly Lehman) Capital Aggregate Bond Index returned 9.50%.   This index contains only investment grade bonds, and has no high yield bonds, common stocks, or preferred stocks.

The year was almost a mirror image of the prior year.  Most of the twelve-month period ending June 30, 2010 was characterized by fear subsiding and rising prices for investment grade and high yield bonds, dividend stocks, preferred stocks, REITs and income trusts.  Doubts about the strength of the recovery led to a correction in all but treasuries in Q2 2010, to finish the fiscal year.

The US economy has not returned to 2006-2007 levels of activity, employment, optimism, or leverage.   Given the current backlog of homes and commercial properties for sale or foreclosed, it will take a few years of improved employment and earnings to recycle them and heal bank balance sheets.   Corporate profits have been strong, often from expense controls which includes not hiring.   The ability of governments in the US, Europe, and Japan to increase monetary or fiscal stimulus is limited.  So we look for a gradual, long recovery, rather than a quick return to previous conditions.

Stock market indices, and yields of investment grade or high yield bonds (relative to risk free treasuries) are all cheaper than 2006-2007 levels, which means there is still value for income investors.

Last year at this time, it was difficult or impossible to sell or price many types of bonds.  In general, the market has returned to normal conditions.  In the Fund’s portfolio, our high yield bonds which suffered the most in 2008, recovered nicely in 2009.  The Fund owns a handful of defaulted bonds (real estate, oil & gas drillers), that are not currently paying interest, because we are convinced that their ultimate value is greater than the current market price.  While an improving economy and rising bond ratings lifts all ships, our investment approach in high yield is to own bonds in the higher end of high yield when we like the issuer’s product or service, and like the price and yield of the bond.   Recent purchases have included Clearwire Communications 12% 2015 (on seemingly endless demand for wireless bandwidth), and Pioneer Natural Resources 7.5% 2020 (onshore natural gas & oil).

Through the year we have been increasing the weight of investment grade bonds as we find yields above 7% in some BBB and single A rated bonds.  These have largely been banks, financials, and insurers that we are comfortable with either the senior debt of 2nd tier banks such as Zions, or the subordinated debt of very strong companies in their field like Rabobank, Farmer’s Insurance, Metlife and Schwab.

Currently about two thirds of the Fund’s assets are invested in bonds with the balance in income trusts, REIT’s, preferred stocks and high-dividend common stocks. We typically hold very little cash as money market yields are historically low.

We are pleased with the Fund’s 30-day SEC yield of 5.70% as of June 30, 2010. However we also feel that it is important to point out that the 30-day SEC yield calculation is designed for pure bond funds and understates the actual 12-month current dividend yield of the Fund which is calculated by taking the previous 12 monthly dividends (.56) divided by the 6/30/2010 share price ($6.50).  As of June 30, 2010, the 12-month current dividend yield was 8.62%.  The Fund has now paid a dividend every month since its November 2002 inception without interruption.

We continue to seek a balance between high current income, reasonable levels of volatility and a moderate potential for capital appreciation.  We appreciate and thank you for your investment along side us in the IMS Strategic Income Fund.

Sincerely,

Carl W. Marker
Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**  The Fund changed its benchmark to the Merrill Lynch U.S. Corporate and High Yield Master Index to better reflect the Fund’s investment strategy. The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Barclays Capital Aggregate Bond Index and the Merrill Lynch U.S. Corporate and High Yield Master Index are widely recognized unmanaged indices of fixed income prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
***  The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2010. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original

IMS Dividend Growth Fund
Management’s Discussion and Analysis

Dear Fellow Shareholder,

The IMS Dividend Growth Fund returned 8.71% for the twelve months ended June 30, 2010 compared to the S&P 500 Index which returned 14.43%.  The difference in performance is understandable given that the Fund underwent a significant transition during the period, and was not fully invested in stocks during a portion of the reporting period from June 30, 2009 to September 1, 2009 when it was still the IMS Strategic Allocation Fund.   During that period, the Fund had not yet changed its name or its investment approach and therefore held a portfolio of exchange-traded funds and individual bonds, both domestic and international.  Since the reporting period was a mix of the two investment approaches, comparisons to market indices are difficult.  The increase in stock prices that pushed up the returns of the S & P 500 during the period could be characterized as a “low quality rally”.  In other words,  the lower quality companies with weaker balance sheets and less consistent growth, tended to lead the market rally since they had fallen so hard during the bear market and since investors were finally willing to invest in speculative stocks again.   For the majority of the reporting period, very high quality, financially strong companies underperformed weaker more speculative stocks.  Since the Fund owns a collection of high quality, financially strong dividend growth stocks, this was a difficult environment for the Fund.

During the first nine months of the fiscal year, the stock market rebounded as government stimulus measures helped put the economy back on track. U.S. corporations cut costs resulting in larger cash balances on their balance sheets. This in turn resulted in higher dividend payments, share buybacks, new capital investments, and merger and acquisition activity. However, stock returns during the last three months of the year were mostly negative as investors were concerned about the European debt crisis, persistently high unemployment rate, the oil spill in the Gulf of Mexico, and the Chinese government’s measures to slow down economic growth.

The three largest sectors of the Fund were healthcare, consumer staples, and technology, making up 26%, 12%, and 11%, respectively. The healthcare sector, according to Morningstar, posted a return of 16% for the year. This sector has solid dividend yields and this yield becomes even more enticing as investors are increasingly frustrated with the low yields currently being paid on many fixed income investments. The consumer staples sector had a return of 27% for the year and remains a relatively steady performer. As the economic recovery begins to mature and investors show concerns for sustained economic growth, we believe the largely defensive staples sector is likely to perform in line with the market. The technology sector returned 33% for the year and is likely to continue to outperform because many companies have put off upgrading systems and software. If companies choose to upgrade software, in most cases they will look to upgrade hardware as well, which will help drive revenues higher.

We remain optimistic about the long-term potential returns for equities, given reasonable valuations and prospects for profit growth. Looking forward, the recent stock market pullback provides several buying opportunities. We are planning to replace a few holdings in the portfolio which have reached their fair value or no longer meet our criteria and replace them with strong companies paying an above average dividend and having the potential to grow future earnings.

This will be the last annual or semi-annual report where the current fiscal year will include results from the former IMS Strategic Allocation Fund.  From now on, the current fiscal year returns will exclusively reflect the IMS Dividend Growth Fund’s results.  We thank you for your continued confidence as you invest with us in the IMS Dividend Growth Fund.

Sincerely,

Carl W. Marker
Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Fund changed its benchmark to the S&P 500 Index to reflect the change in the Fund’s investment strategy. The S&P 500 Index (“S&P”)is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2010. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

   1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

      1As a percent of net assets.

The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of fixed income and equity securities that produce current income.

Fund Holdings – (Unaudited) - continued

   1As a percent of net assets.

The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500 Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 through June 30, 2010).

Actual Expenses

The first line of the table on page 11 provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.75%, 1.98%, and 2.60%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund
Schedule of Investments
June 30, 2010

Common Stocks - 99.42%	Shares	Value

Agricultural Chemicals - 2.43%
Scotts Miracle-Gro Co. - Class A	31,500	$1,398,915

Banks & Financial Services - 9.71%
Ameriprise Financial, Inc.	32,000	1,156,160
Astoria Financial Corp.	67,000	921,920
Federated Investors, Inc. - Class B	53,400	1,105,914
Northern Trust Corp.	30,500	1,424,350
SEI Investments Co.	48,100	979,316
		5,587,660

Bituminous Coal & Lignite Surface Mining - 2.21%
Massey Energy Co.	46,500	1,271,775

Builders - 7.65%
M.D.C. Holdings, Inc.	44,200	1,191,190
Meritage Homes Corp. (a)	97,300	1,584,044
Toll Brothers, Inc. (a)	99,400	1,626,184
		4,401,418

Communications & Communications Equipment - 2.18%
L-3 Communications Holdings, Inc.	17,700	1,253,868

Computer Related Services & Equipment - 12.16%
Check Point Software Technologies, Ltd. (a)	75,700	2,231,636
Computer Sciences Corp.	40,900	1,850,725
Intuit, Inc. (a)	41,000	1,425,570
VeriSign, Inc. (a)	56,000	1,486,800
		6,994,731

Consulting Services - 1.88%
CoreLogic, Inc.	61,100	1,079,026

Drilling Oil & Gas Wells - 3.08%
Helmerich & Payne, Inc.	48,600	1,774,872

Electrical Components - 2.12%
Avnet, Inc. (a)	50,500	1,217,555

Food & Beverage - 9.11%
Del Monte Foods Co.	97,900	1,408,781
J.M. Smucker Co. / The	30,300	1,824,666
Tyson Foods, Inc. - Class A	122,600	2,009,414
		5,242,861

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - continued
June 30, 2010

Common Stocks - 99.42% - continued	Shares	Value

Healthcare - 8.71%
Gentiva Health Services, Inc. (a)	38,700	$1,045,287
Hill-Rom Holdings, Inc.	64,700	1,968,821
Patterson Companies, Inc.	70,000	1,997,100
		5,011,208

Insurance - 7.02%
Aon Corp.	49,100	1,822,592
First American Financial Corp.	61,100	774,748
HCC Insurance Holdings, Inc.	58,300	1,443,508
		4,040,848

Miscellaneous Manufacturing Industries - 2.41%
Hillenbrand, Inc.	64,700	1,383,933

Personal Services - 11.16%
Equifax, Inc.	69,200	1,941,752
Iron Mountain, Inc.	51,700	1,161,182
Paychex, Inc.	48,300	1,254,351
Service Corporation International	278,700	2,062,380
		6,419,665

Pharmaceutical Goods - 5.13%
King Pharmaceuticals, Inc. (a)	186,700	1,417,053
Watson Pharmaceuticals, Inc. (a)	37,800	1,533,546
		2,950,599

Plastic Products - 2.06%
Newell Rubbermaid, Inc.	81,000	1,185,840

Radio Telephone Communications - 3.41%
NII Holdings, Inc. (a)	60,300	1,960,956

Restaurants - 2.14%
Jack in the Box, Inc. (a)	63,400	1,233,130

Retail - 1.91%
Safeway, Inc.	55,800	1,097,028

Utility - 2.94%
TECO Energy, Inc.	112,400	1,693,868

TOTAL COMMON STOCKS (Cost $57,046,524)		57,199,756

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - continued
June 30, 2010

Money Market Securities - 0.68%	Shares	Value

Federated Prime Obligations Fund - Institutional Shares, 0.22% (b)	387,541	$387,541

TOTAL MONEY MARKET SECURITIES (Cost $387,541)		387,541

TOTAL INVESTMENTS (Cost $57,434,065) - 100.10%		$57,587,297

Liabilities in excess of other assets - (0.10)%		(55,286)

TOTAL NET ASSETS - 100.00%		$57,532,011

(a) Non-income producing.
(b) Variable rate security; the rate shown represents the yield at June 30, 2010.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments
June 30, 2010

Common Stocks - 14.69%	Shares	Value

Auto Parts - 1.29%
Superior Industries International, Inc.	40,800	$548,352

Banks & Financial Services - 1.24%
Canadian Imperial Bank of Commerce	8,450	525,843

Cigarettes - 1.47%
Altria Group, Inc.	31,000	621,240

Communications - 4.12%
Frontier Communications Corp.	60,300	428,733
Verizon Communications, Inc.	22,800	638,856
Windstream Corp.	64,000	675,840
		1,743,429

Electric - Integrated - 2.80%
PG&E Corp.	14,600	600,060
Portland General Electric Co.	32,000	586,560
		1,186,620

Food & Beverage - 1.57%
H.J. Heinz Co.	15,100	652,622
Eurofresh Holding Company, Inc. (a) (h) (j) (k)	14,706	11,030
		663,652

Gas - Distribution - 0.77%
Northwest Natural Gas Co.	7,500	326,775

Medical - Drugs - 1.43%
Bristol-Myers Squibb Co.	24,400	608,536

Recreation - 0.00%
Bally Total Fitness Holdings Corp. (a) (h) (j) (k)	421	-

TOTAL COMMON STOCKS (Cost $6,836,398)		6,224,447

Real Estate Investment Trusts - 1.41%

Annaly Capital Management, Inc.	34,700	595,105

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $617,648)		595,105

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - continued
June 30, 2010

Preferred Securities - 6.36%	Shares	Value

Comcast Corp., - Series B, 7.000%	32,200	$817,236
Eurofresh Holding Company, Inc. - Series A, 10.000% (a) (h) (j) (k)	147	147,000
KeyCorp Capital X, 8.000%	24,000	584,640
Public Storage - Series E, 6.750%	15,884	389,634
Western United Holding - Series A, 6.260% (a) (b) (h) (k)	74,836	753,599

TOTAL PREFERRED SECURITIES (Cost $4,536,738)		2,692,109

Income Trusts - 3.33%

Oil Royalty Trusts - 3.33%
Penn West Energy Trust	45,617	867,635
Provident Energy Trust	79,000	542,730

TOTAL INCOME TRUSTS (Cost $1,729,524)		1,410,365

Warrants - 0.00%

Bally Total Fitness Holdings Corp., expires 09/01/2014 (a) (h) (j)	1,038	-

TOTAL WARRANTS (Cost $0)		-
	Principal
Corporate Bonds - 51.15%	Amount

Alcoa, Inc., 5.550%, 02/01/2017	$700,000	689,289
Altria Group, Inc., 9.950%, 11/10/2038	600,000	790,498
American Airlines, Inc., Series 91C2, 9.730%, 09/29/2014 (c) (h)	1,247,774	1,098,041
American International Group, Inc., 9.000%, 02/28/2028 (e)	1,200,000	1,038,000
Bridgemill Finance, LLC, 8.000%, 07/15/2017 (f) (h)	1,200,000	558,000
Clearwire Communications LLC 12.000%, 12/01/2015 (f)	1,000,000	1,001,250
CNA Financial Corp., 7.350%, 11/15/2019	1,100,000	1,170,896
Farmers Insurance Exchange, 8.625%, 05/01/2024 (f)	860,000	959,748
Forster Drilling Corp., 10.000%, 01/15/2013 (a) (d) (f)	910,000	732,550
General Electric Capital Corp., 6.875%, 01/10/2039	600,000	664,662
Kinder Morgan Energy Partners, 6.550%, 09/15/2040	900,000	937,105
Lehman Brothers Holdings, 8.500%, 05/23/2022(a) (b) (d)	1,000,000	202,500
Leiner Health Products, Inc., 11.000%, 06/01/2012(a) (d)	1,500,000	114,375
Lucent Technologies, Inc., 6.450%, 03/15/2029	2,000,000	1,330,000
Mercer International, Inc., 9.250%, 02/15/2013	1,250,000	1,215,625
Metlife Capital Trust X, 9.250%, 04/08/2038 (e) (f)	600,000	651,000
MGM Mirage, Inc., 13.000%, 11/15/2013	600,000	694,500
North Atlantic Trading Co., Inc., 10.000%, 03/01/2012 (f)	2,000,000	1,720,000
O&G Leasing, LLC, 10.500%, 09/15/2013(a) (d) (f)	1,530,000	1,155,150
Pioneer Natural Resources Co., 7.500%, 01/15/2020	700,000	724,918
Plaza Orlando Condo Association, Inc., 5.500%, 05/15/2031 (f) (h) (k)	252,000	153,720

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - continued
June 30, 2010
	Principal
Corporate Bonds - 51.15% - continued	Amount	Value

Reinsurance Group of America, 6.450%, 11/15/2019	$800,000	$856,527
Schwab Capital Trust I, 7.500%, 11/15/2037 (e)	1,280,000	1,272,602
Wise Metals Group, LLC, 10.250%, 05/15/2012	1,000,000	810,000
Zions Bancorp, 7.750%, 09/23/2014	1,100,000	1,121,872

TOTAL CORPORATE BONDS (Cost $25,880,110)		21,662,828

Reverse Convertible Notes - 7.62%

Barclays Bank, 9.750%, 10/25/2010
convertible to JPMorgan Chase	1,000,000	831,300
JPMorgan Chase, 15.500%, 12/01/2010
convertible to Wells Fargo & Co.	850,000	832,405
Royal Bank of Canada, 12.250%, 10/19/2010
convertible to Citigroup, Inc.	1,000,000	786,400
Royal Bank of Canada, 12.000%, 11/09/2010
convertible to Bank of America Corp.	900,000	778,230

TOTAL REVERSE CONVERTIBLE NOTES (Cost $3,750,000)		3,228,335

Foreign Bonds Denominated in US Dollars - 10.02%

AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015 (f)	863,000	893,205
BSP Finance BV, 10.750%, 11/01/2011	600,000	549,000
Fairfax Financial Holdings, 7.750%, 07/15/2037	1,000,000	935,000
New Asat (Finance), Ltd., 9.250%, 02/01/2011 (a) (d)	1,500,000	307,500
Rabobank Netherland, 11.000% (e) (f) (i)	500,000	619,237
UPM-KYMME Corp., 7.450%, 11/26/2027 (f)	1,100,000	940,500

TOTAL FOREIGN BONDS DENOMINATED
IN US DOLLARS (Cost $5,364,487)		4,244,442

Certificates of Deposit - 0.34%

Summit Securities CD, 8.500%, 11/29/2007 (a) (g) (h) (k)	250,000	64,900
Summit Securities CD, 8.500%, 12/26/2007 (a) (g) (h) (k)	300,000	77,880

TOTAL CERTIFICATES OF DEPOSIT (Cost $483,921)		142,780

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - continued
June 30, 2010

Money Market Securities - 3.73%	Shares	Value

Federated Prime Obligations Fund - Institutional Shares, 0.22% (e)	1,580,440	$1,580,440

TOTAL MONEY MARKET SECURITIES (Cost $1,580,440)		1,580,440

TOTAL INVESTMENTS (Cost $50,779,266) - 98.65%		$41,780,851

Other assets less liabilities - 1.35%		570,029

TOTAL NET ASSETS - 100.00%		$42,350,880

(a) Non-income producing.
(b) As of June 30, 2010, subsidiary companies have filed bankruptcy.
(c) Asset-backed security.
(d) Issue is in default.
(e) Variable rate security; the rate shown represents the yield at June 30, 2010.
(f) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g) As of June 30, 2010, company has filed bankruptcy. All interest and principal payments have been halted.
(h) This security is currently valued by the Advisor, according to fair value procedures approved by the Trust.
(i) Perpetual Bond - the bond has no maturity date.
(j) Security received as part of a bankruptcy. Security is currently unregistered and restricted from sale.
(k) Security is illiquid at June 30, 2010, at which time the aggregate value of illiquid securities is $1,208,129 or 2.85%
of net assets.

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments
June 30, 2010

Common Stocks - 97.41%	Shares	Value

Apparel Manufacturers - 2.35%
VF Corp.	3,375	$240,232

Banks & Financial Services - 7.21%
Bank of Nova Scotia	5,686	261,670
Federated Investors, Inc. - Class B	10,945	226,671
Hudson City Bancorp, Inc.	20,360	249,206
		737,547

Biological Products - 1.96%
Meridian Bioscience, Inc.	11,793	200,481

Cellular Telecommunications - 5.59%
China Mobile, Ltd. (a)	6,085	300,660
Vodafone Group plc (a)	13,117	271,128
		571,788

Coatings/Paint - 2.45%
RPM International, Inc.	14,023	250,170

Computer Related Services & Equipment - 5.36%
Diebold, Inc.	9,287	253,071
Intel Corp.	15,148	294,629
		547,700

Consulting Services - 1.52%
CoreLogic, Inc.	8,810	155,585

Consumer Products - 2.78%
Kimberly-Clark Corp.	4,683	283,930

Cosmetics & Toiletries - 2.63%
Procter & Gamble Co./The	4,478	268,590

Diversified Manufacturing Operations - 2.20%
Crane Co.	7,442	224,823

Diversified Minerals - 2.01%
BHP Billiton, Ltd. (a)	3,310	205,187

Electric Components - 10.41%
Alliant Energy Corp.	8,763	278,138
Emerson Electric Co.	5,967	260,698
FirstEnergy Corp.	7,741	272,715
Integrys Energy Group, Inc.	5,780	252,817
		1,064,368

Food & Beverage - 5.50%
Coca-Cola Co/The	5,727	287,037
Sysco Corp.	9,622	274,901
		561,938

Gas - Distribution - 2.27%
Northwest Natural Gas Company	5,319	231,749

Insurance - 1.09%
First American Financial Corp.	8,810	111,711

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund Schedule of Investments - continued June 30, 2010

Common Stocks - 97.41% - continued	Shares	Value

Oil Companies - 8.65%
BP PLC (a)	3,303	$95,391
Chevron Corp.	3,960	268,726
Marathon Oil Corp.	8,724	271,229
Royal Dutch Shell PLC (a)	4,957	248,940
		884,286

Pharmaceutical Goods - 12.89%
Abbott Laboratories	5,552	259,723
Eli Lilly & Co.	7,885	264,147
GlaxoSmithKline PLC (a)	7,821	265,992
Johnson & Johnson	4,745	280,240
Pfizer, Inc.	17,380	247,839
		1,317,941

Restaurants - 2.74%
McDonald's Corp.	4,246	279,684

Retail - 2.65%
Wal-Mart Stores, Inc.	5,625	270,394

Semiconductors - 2.92%
Linear Technology Corp.	10,745	298,818

Services - 2.43%
Paychex, Inc.	9,554	248,117

Telephone - Integrated - 5.41%
CenturyLink, Inc.	8,074	268,945
Verizon Communications, Inc.	10,157	284,599
		553,544

Transport - Rail - 2.63%
Norfolk Southern Corp.	5,071	269,017

Wireless Equipment - 1.76%
Nokia Corp. (a)	22,113	180,221

TOTAL COMMON STOCKS (Cost $10,289,978)		9,957,821

Real Estate Investment Trusts - 2.49%

Senior Housing Properties Trust	12,688	255,156

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $248,685)		255,156

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund Schedule of Investments - continued June 30, 2010

	Principal
Corporate Bonds - 0.15%	Amount	Value

Leiner Health Products, Inc., 11.000%, 06/01/2012 (c)	$200,000	$15,250

TOTAL CORPORATE BONDS (Cost $199,560)		15,250

Money Market Securities - 0.02%	Shares

Federated Prime Obligations Fund - Institutional Shares, 0.22% (b)	1,806	1,806

TOTAL MONEY MARKET SECURITIES (Cost $1,806)		1,806

TOTAL INVESTMENTS (Cost $10,740,029) - 100.07%		$10,230,033

Liabilities in excess of other assets - (0.07)%		(7,327)

TOTAL NET ASSETS - 100.00%		$10,222,706

(a) American Depositary Receipt.
(b) Variable rate security; the rate shown represents the yield at June 30, 2010.
(c) Issue is in default.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds Statements of Assets and Liabilities June 30, 2010

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Assets
Investments in securities:
At cost	$57,434,065	$50,779,266	$10,740,029
At value	$57,587,297	$41,780,851	$10,230,033

Dividends receivable	36,139	161,318	22,689
Receivable for Fund shares purchased	47	250	-
Prepaid expenses	15,584	9,018	5,293
Interest receivable	42	491,417	11
Total assets	57,639,109	42,442,854	10,258,026

Liabilities
Payable to Advisor (a)	61,786	43,474	11,152
Accrued expenses	21,316	24,980	18,219
Payable to administrator	21,198	14,942	4,337
Payable to trustees and officers	1,062	1,062	1,062
Payable to custodian	1,700	3,516	550
Payable for Fund shares redeemed	36	4,000	-
Total liabilities	107,098	91,974	35,320

Net Assets	$57,532,011	$42,350,880	$10,222,706

Net Assets consist of:
Paid in capital	$81,258,116	$85,967,546	$15,426,985
Accumulated undistributed net investment income (loss)	-	-	1,317
Accumulated net realized gain (loss) on investments	(23,879,337)	(34,618,251)	(4,695,600)
Net unrealized appreciation (depreciation)
on investments	153,232	(8,998,415)	(509,996)

Net Assets	$57,532,011	$42,350,880	$10,222,706

Shares outstanding	4,534,622	6,514,757	1,288,934
(unlimited number of shares authorized, no par value)

Net asset value and offering
price per share	$12.69	$6.50	$7.93

Redemption price per share (b)	$12.63	$6.47	$7.89

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds Statements of Operations For the Fiscal Year Ended June 30, 2010

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Investment Income
Dividend income (net of foreign withholding tax of $0,	$1,089,952	$2,566,144	$370,472
$32,725 and $5,784, respectively)
Interest income	1,138	2,003,451	43,938
Total Income	1,091,090	4,569,595	414,410

Expenses
Investment Advisor fees (a)	899,938	524,179	137,397
Administration expenses	203,011	123,904	32,066
Out-of-pocket expenses	63,556	37,792	31,023
Legal expenses	38,121	28,056	27,859
Custodian expenses	35,321	29,423	5,813
Registration expenses	19,075	19,075	6,945
Printing expenses	15,136	8,461	1,287
Audit expenses	13,501	33,017	15,012
Trustee expenses	8,799	8,751	8,801
Insurance expenses	8,511	4,707	1,229
CCO expenses	7,718	7,670	7,671
Miscellaneous expenses	5,255	3,975	2,850
Pricing expenses	4,564	8,154	4,399
Net expenses	1,322,506	837,164	282,352
Net Investment Income (Loss)	(231,416)	3,732,431	132,058

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(958,827)	(1,647,606)	(651,792)
Change in unrealized appreciation (depreciation)
on investment securities	12,994,095	8,883,251	1,352,731
Net realized and unrealized gain (loss)
on investment securities	12,035,268	7,235,645	700,939
Net Increase (Decrease) in Net Assets Resulting
from Operations	$11,803,852	$10,968,076	$832,997

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Statement of Cash Flows For the Fiscal Year Ended June 30, 2010

Increase/ (Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$10,968,076

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Accretion of discount/Amortization of premium, net	(45,211)
Return of capital distributions received from
underlying investments	304,489
Adjustments to income from pass through entities	(48,083)
Proceeds received on litigation	5,818
Purchase of investment securities	(175,905,555)
Proceeds from disposition of long term securities	178,545,261
Purchase of short term securities, net	(4,330,440)
Decrease in dividends and interest receivable	106,516
Decrease in receivable for investments sold	3,124,787
Decrease in prepaid expenses	1,435
Increase in payable to advisor	8,105
Increase in accrued expenses and expenses payable	6,989
Decrease in payable for investments purchased	(2,963,267)
Net realized loss on investment securities	1,647,606
Change in unrealized appreciation (depreciation) on investments	(8,883,251)
Net cash provided by operating activities	2,543,275

Cash flows from financing activities:
Proceeds from shares purchased	14,007,157
Amount paid for shares redeemed	(16,146,574)
Cash distributions paid	(350,533)
Decrease in custodian overdraft	(53,325)
Net cash used in financing activities	(2,543,275)

Net change in cash	$-

Cash balance at June 30, 2009	$-
Cash balance at June 30, 2010	$-

*Non cash financing activities not included herein consist of reinvestment of dividends of $3,317,516, redemptions payable of $4,000, and subscriptions receivable of $250.

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2010	June 30, 2009
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(231,416)	$286,802
Net realized gain (loss) on investment securities	(958,827)	(22,920,511)
Change in unrealized appreciation (depreciation) on
investment securities	12,994,095	(15,622,804)
Net increase (decrease) in net assets resulting from operations	11,803,852	(38,256,513)

Distributions
From net investment income	(286,472)	-
From net realized gain	-	(10,699,369)
Total distributions	(286,472)	(10,699,369)

Capital Share Transactions
Proceeds from shares purchased	4,523,653	9,353,204
Reinvestment of distributions	283,163	10,402,145
Amount paid for shares redeemed	(32,869,070)	(31,531,863)
Proceeds from redemption fees	694	3,273
Net increase (decrease) in net assets resulting
from share transactions	(28,061,560)	(11,773,241)
Total Increase (Decrease) in Net Assets	(16,544,180)	(60,729,123)

Net Assets
Beginning of year	74,076,191	134,805,314

End of year	$57,532,011	$74,076,191

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$-	$286,802

Capital Share Transactions
Shares purchased	345,333	741,012
Shares issued in reinvestment of distributions	20,639	980,410
Shares redeemed	(2,447,908)	(2,485,862)

Net increase (decrease) in capital shares	(2,081,936)	(764,440)

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2010	June 30, 2009
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$3,732,431	$5,071,594
Net realized gain (loss) on investment securities	(1,647,606)	(28,166,373)
Net realized gain (loss) on the translation of foreign currencies	-	(179,351)
Change in unrealized appreciation (depreciation)
on investment securities	8,883,251	(706,493)
Net increase (decrease) in net assets resulting from operations	10,968,076	(23,980,623)

Distributions
From net investment income	(3,543,179)	(5,206,726)
Tax return of capital	(124,870)	(64,566)
Total distributions	(3,668,049)	(5,271,292)

Capital Share Transactions
Proceeds from shares purchased	14,007,407	3,869,066
Reinvestment of distributions	3,317,516	4,866,694
Amount paid for shares redeemed	(16,162,284)	(27,589,707)
Proceeds from redemption fees	11,710	1,694
Net increase (decrease) in net assets resulting
from share transactions	1,174,349	(18,852,253)
Total Increase (Decrease) in Net Assets	8,474,376	(48,104,168)

Net Assets
Beginning of year	33,876,504	81,980,672

End of year	$42,350,880	$33,876,504

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$-	$(179,351)

Capital Share Transactions
Shares purchased	2,131,843	627,293
Shares issued in reinvestment of distributions	515,535	793,510
Shares redeemed	(2,481,543)	(4,306,677)

Net increase (decrease) in capital shares	165,835	(2,885,874)

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2010	June 30, 2009
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$132,058	$79,586
Net realized gain (loss) on investment securities	(651,792)	(4,038,220)
Change in unrealized appreciation (depreciation) on
investment securities	1,352,731	(872,050)
Net increase (decrease) in net assets resulting from operations	832,997	(4,830,684)

Distributions
From net investment income	(130,741)	(277,561)
From net realized gain	-	(939,361)
Tax return of capital	-	(3,350)
Total distributions	(130,741)	(1,220,272)

Capital Share Transactions
Proceeds from shares purchased	6,296,764	1,172,516
Reinvestment of distributions	130,657	1,219,257
Amount paid for shares redeemed	(7,270,700)	(4,101,630)
Proceeds from redemption fees	1,617	218
Net increase (decrease) in net assets resulting
from share transactions	(841,662)	(1,709,639)
Total Increase (Decrease) in Net Assets	(139,406)	(7,760,595)

Net Assets
Beginning of year	10,362,112	18,122,707

End of year	$10,222,706	$10,362,112

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$1,317	$-

Capital Share Transactions
Shares purchased	746,334	160,250
Shares issued in reinvestment of distributions	15,254	177,476
Shares redeemed	(876,148)	(539,648)

Net increase (decrease) in capital shares	(114,560)	(201,922)

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Financial Highlights For a Fund share outstanding throughout each period

	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008		Year Ended June 30, 2007	Year Ended June 30, 2006

Selected Per Share Data
Net asset value, beginning of period	$11.20	$18.26	$22.83		$19.73	$18.50

Income from investment operations
Net investment income (loss)	(0.04)	0.04	(0.02)		(0.02)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.58	(5.46)	(3.62)		3.79	2.33
Total from investment operations	1.54	(5.42)	(3.64)		3.77	2.31

Less Distributions to shareholders:
From net investment income	(0.05)	-	-		-	-
From net realized gain	-	(1.64)	(0.93)		(0.67)	(1.08)
Total distributions	(0.05)	(1.64)	(0.93)		(0.67)	(1.08)

Paid in capital from redemption fees (a)	-	-	-		-	-

Net asset value, end of period	$12.69	$11.20	$18.26		$22.83	$19.73

Total Return (b)	13.72%	-29.20%	-16.18%		19.53%	12.72%

Ratios and Supplemental Data
Net assets, end of period (000)	$57,532	$74,076	$134,805		$193,243	$165,562
Ratio of expenses to average net assets	1.78%	1.67%	1.51	% (c)	1.48%	1.48%
Ratio of expenses to average net assets
before waiver & reimbursement	1.78%	1.67%	1.51%		1.52%	1.52%
Ratio of net investment income (loss) to
average net assets	(0.31)%	0.32%	(0.11)%		(0.07)%	(0.13)%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	(0.31)%	0.32%	(0.11)%		(0.11)%	(0.17)%
Portfolio turnover rate	14.75%	16.04%	45.94%		12.45%	28.98%

(a) Redemption fees resulted in less than $0.005 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) On August 31, 2007, the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer had an expense limitation.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Financial Highlights For a Fund share outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006

Selected Per Share Data
Net asset value, beginning of period	$5.34	$8.88	$11.44	$10.63	$10.36

Income from investment operations
Net investment income (loss)	0.56	0.67	0.88	0.80	0.68
Net realized and unrealized gain (loss)
on investments	1.17	(3.51)	(2.32)	0.83	0.31
Total from investment operations	1.73	(2.84)	(1.44)	1.63	0.99

Less Distributions to shareholders:
From net investment income	(0.56)	(0.69)	(0.89)	(0.77)	(0.72)
From net realized gain	-	-	(0.23)	(0.05)	- (a)
Tax return of capital	(0.01)	(0.01)	-	-	-
Total distributions	(0.57)	(0.70)	(1.12)	(0.82)	(0.72)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of period	$6.50	$5.34	$8.88	$11.44	$10.63

Total Return (c)	32.97%	-32.44%	-13.33%	15.78%	9.90%

Ratios and Supplemental Data
Net assets, end of period (000)	$42,351	$33,877	$81,981	$106,151	$67,911
Ratio of expenses to average net assets	2.01%	1.77%	1.59%	1.59%	1.57%
Ratio of expenses to average net assets
before waiver & reimbursement	2.01%	1.83%	1.59%	1.59%	1.57%
Ratio of net investment income (loss) to
average net assets	8.98%	10.58%	8.76%	7.20%	6.69%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	8.98%	10.52%	8.76%	7.20%	6.69%
Portfolio turnover rate	467.90%	91.23%	53.00%	135.38%	90.14%

(a) Capital gains distributed amounted to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Financial Highlights For a Fund share outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006

Selected Per Share Data
Net asset value, beginning of period	$7.38	$11.29	$14.33	$12.67	$12.29

Income from investment operations
Net investment income (loss)	0.10	0.08	0.25	0.24	0.12
Net realized and unrealized gain (loss)
on investments	0.55	(3.11)	(1.98)	1.76	0.64
Total from investment operations	0.65	(3.03)	(1.73)	2.00	0.76

Less Distributions to shareholders:
From net investment income	(0.10)	(0.20)	(0.23)	(0.14)	(0.09)
From net realized gain	-	(0.68)	(1.08)	(0.20)	(0.21)
Tax return of capital	-	- (a)	-	-	(0.08)
Total distributions	(0.10)	(0.88)	(1.31)	(0.34)	(0.38)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of period	$7.93	$7.38	$11.29	$14.33	$12.67

Total Return (c)	8.71%	-26.27%	-12.84%	16.00%	6.23%

Ratios and Supplemental Data
Net assets, end of period (000)	$10,223	$10,362	$18,123	$20,153	$19,925
Ratio of expenses to average net assets	2.59%	2.28%	1.89%	1.92%	1.96%
Ratio of expenses to average net assets
before waiver & reimbursement	2.59%	2.28%	1.89%	1.92%	1.96%
Ratio of net investment income (loss) to
average net assets	1.21%	0.65%	2.08%	1.75%	1.00%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	1.21%	0.65%	2.08%	1.75%	1.00%
Portfolio turnover rate	129.66%	45.66%	59.66%	54.62%	55.15%

(a) Distributions amounted to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2010

NOTE 1.  ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. The IMS Dividend Growth Fund (the “Dividend Growth Fund”) was organized as a non-diversified series on June 6, 2004.  Effective September 1, 2009, the Dividend Growth Fund adopted a diversification policy.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996.  The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest.  The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities.  These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2010, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

IMS Family of Funds
Notes to the Financial Statements - continued
June 30, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or bonds valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended June 30, 2010, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

		Accumulated Undistributed
	Paid in Capital	Net Investment Income
Value Fund	$(231,086)	$231,086

Income Fund	9,901	(9,901)

	(124,870)	124,870

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, American Depositary Receipts, real estate investment trusts, income trusts, warrants and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as the financial condition of underlying issuers, anticipated restructuring settlements, and expected liquidation proceeds in determining the fair value of such Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, certificates of deposit, reverse convertible notes, U.S. government securities and U.S. government agency securities, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, multiples of earnings, yields on similar securities, and expected liquidation proceeds, in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$57,199,756	$-	$-	$57,199,756

Money Market Securities	387,541	-	-	387,541

Total	$57,587,297	$-	$-	$57,587,297

*Refer to the Schedule of Investments for industry classifications.
The Fund did not hold any derivative instruments during the year ended June 30, 2010.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$6,213,417	$-	$11,030	$6,224,447

Real Estate Investment Trusts	595,105	-	-	595,105
	-
Preferred Securities	1,791,510	-	900,599	2,692,109
	-
Income Trusts	1,410,365	-	-	1,410,365

Corporate Bonds	-	19,853,067	1,809,761	21,662,828

Reverse Convertible Notes	-	3,228,335	-	3,228,335

Foreign Bonds Denominated in US Dollars	-	4,244,442	-	4,244,442

Certificates of Deposit	-	-	142,780	142,780

Warrants**	-	-	-	-

Money Market Securities	1,580,440	-	-	1,580,440

Total	$11,590,837	$27,325,844	$2,864,170	$41,780,851

*Refer to the Schedule of Investments for industry classifications.
**The warrant held by the Fund is valued at $0, using Level 3 inputs, by the Advisor in conformity with guidelines adopted by and suject to review by the Board.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2009	Realized gain (loss)	(Amortization) / Accretion	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3*		Balance as of June 30, 2010

Common Stocks	$-	$-	$-	$3,677	$-	$7,353	(a)	$11,030

Preferred Securities	949,669	-	-	65,108	(261,178)	147,000	(a)	900,599

Corporate Bonds	6,341,375	(182,743)	7,494	(281,864)	(977,226)	(3,097,275)		1,809,761

Foreign Bonds Denominated in US Dollars	451,000	-	-	361,000	-	(812,000)		-

Certificates of Deposit	49,665	-	-	93,115	-	-		142,780

Total	$7,791,709	$(182,743)	$7,494	$241,036	$(1,238,404)	$(3,754,922(b	))	$2,864,170

*The amount of transfers in and/or out are reflected at the securities' fair value on the date of transfer.
(a) These tranfers in represent securities received by the Fund in the reorganization/exchange of the Eurofresh, Inc.
bond previously held by the Fund. The transfer out is included in total transfers of the corporate bond asset class.
(b) Net transfers out relate primarily to securities for which observable inputs became available during the year, and as of June 30, 2010, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2010. The securities transferred out were BSP Finance, American International Group, Forster Drilling, New Asat Finance, Ltd. and O&G
Leasing.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2010 was $218,696, as shown below.
Total Change in Unrealized Appreciation (Depreciation)

Common Stocks	$3,677

Preferred Securities	65,108

Restricted Corporate Bonds	(498,330)

Corporate Bonds - Asset-Backed Securities	555,126

Certificates of Deposit	93,115

Total	$218,696

The Fund did not hold any derivative instruments during the year ended June 30, 2010.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of
June 30, 2010:

		Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$9,957,821	$-	$-	$9,957,821

Real Estate Investment Trusts	255,156	-	-	255,156

Corporate Bonds	-	15,250	-	15,250

Money Market Securities	1,806	-	-	1,806

Total	$10,214,783	$15,250	$-	$10,230,033

*Refer to the Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Dividend Growth Fund:

	Balance as of June 30, 2009	Realized gain (loss)	(Amortization) / Accretion	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of June 30, 2010

Corporate Bonds	$248,560	$-	$10,248	$1,192	$(260,000)	$-	$-

Restricted Corporate Bonds	134,250	(27,295)	194	12,851	(120,000)	-	-

Total	$382,810	$(27,295)	$10,442	$14,043	$(380,000)	$-	$-

The Fund did not hold any derivative instruments during the year ended June 30, 2010.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board.  As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned during the fiscal year ended June 30, 2010, and the amounts due the Advisor at June 30, 2010.

	Value Fund	Income Fund	Dividend Growth Fund

Management fee (as a percent of
average net assets)	1.21%	1.26%	1.26%

Management fees earned	$899,938	$524,179	$137,397

Payable to Advisor	$61,786	$43,474	$11,152

Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurred, if the Fund is able to make the payment without exceeding the expense limitations in place at the time of the waiver. Prior to September 1, 2007, the expense cap for the Value Fund was 1.48%.  The amount subject to repayment by the Value Fund, at June 30, 2010, is as follows:

		To be repaid
Fund	Amount	by June 30,

Value Fund	$7,384	2011

For the fiscal year ended June 30, 2010, $68,622 of potential recoupment expired.  The $7,384 cannot be repaid if the payment results in the expense ratio of the Value Fund exceeding 1.48%.

Each Fund retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”).   A Trustee of the Trust is a member of management of the Custodian. Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the fiscal year ended June 30, 2010 and the amounts due to Huntington and the Custodian at June 30, 2010.

	Value Fund	Income Fund	Dividend Growth Fund

Administration expenses	$203,011	$123,904	$32,066

Reimbursement of out-of-pocket
expenses	$63,556	$37,792	$31,023

Custodian expenses	$35,321	$29,423	$5,813

Payable to Huntington	$21,198	$14,942	$4,337

Payable to Custodian	$1,700	$3,516	$550

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2010.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 5.  INVESTMENTS

For the fiscal year ended June 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$-	$-	$-
Other	10,673,595	175,905,555	15,669,787
Sales
U.S. Government Obligations	$-	$-	$-
Other	39,693,337	178,545,261	13,023,385
As of June 30, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Gross Appreciation	$5,859,918	$929,514	$372,070
Gross (Depreciation)	(5,734,247)	(11,678,471)	(882,066)

Net Appreciation (Depreciation)
on Investments	$125,671	$(10,748,957)	$(509,996)

Tax Cost	$57,461,626	$52,529,808	$10,740,029

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.   BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2010, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 42.43% of the Value Fund, 47.48% of the Income Fund, and 65.86% of the Dividend Growth Fund. As a result, National Financial may be deemed to control each Fund.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 28, 2009, the Value Fund paid an income distribution of $0.0509 per share to shareholders of record on December 24, 2009.

The tax characterization of distributions for the fiscal years ended June 30, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary Income	$286,472	$-
Long-term Capital Gain	-	10,699,369
	$286,472	$10,699,369

Income Fund. For the fiscal year ended June 30, 2010, the Income Fund paid monthly distributions totaling $0.5700 per share.

The tax characterization of distributions for fiscal years ended June 30, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary Income	$3,543,179	$5,206,726
Return of Capital	124,870	64,566
	$3,668,049	$5,271,292

Dividend Growth Fund. For the fiscal year ended June 30, 2010, the Dividend Growth Fund paid quarterly income distributions totaling $0.10 per share.

The tax characterization of distributions for the fiscal years ended June 30, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary Income	$130,741	$277,561
Long-term Capital Gain	-	939,361
Return of Capital	-	3,350
	$130,741	$1,220,272

As of June 30, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund

Undistributed ordinary income	$-	$-	$1,317
Capital Loss Carryforward	(23,851,776)	(32,867,709)	(4,695,600)
Unrealized appreciation (depreciation)	125,671	(10,748,957)	(509,996)

	$(23,726,105)	$(43,616,666)	$(5,204,279)

As of June 30, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $2,120 for the Income Fund and post-October losses in the amount of $27,561 for the Value Fund and $1,748,421 for the Income Fund.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2010, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

			Dividend Growth
	Value Fund	Income Fund	Fund
Expires on June 30, 2016	$-	$1,678,970	$-
Expires on June 30, 2017	11,977,663	7,045,965	1,252,850
Expires on June 30, 2018	11,874,113	24,142,774	3,442,750
	23,851,776	32,867,709	4,695,600

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor.  The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2010, the aggregate value of such securities amounted to $9,542,390 and value amounts to 22.53% of the net assets of the Income Fund.  Of these restricted securities, $311,750 (.74% of net assets) are considered to be illiquid.

IMS Family of Funds
Notes to the Financial Statements- continued
June 30, 2010

NOTE 10. RESTRICTED AND ILLIQUID SECURITIES - continued

	Acquisition		Shares or Principal	Amortized
	Date		Amount	Cost	Value
Bridgemill Finance, LLC, 8.000%, 07/15/2017	7/12/2007		$1,200,000	$1,200,000	$558,000
Clearwire Communications LLC 12.000%, 12/01/2015	3/25/2010		1,000,000	1,025,301	1,001,250
Farmers Insurance Exchange, 8.625%, 05/01/2024	4/22/2010		860,000	947,070	959,748
Forster Drilling Corp., 10.000%, 01/15/2013	12/27/2007		910,000	884,486	732,550
Metlife Capital Trust X, 9.250%, 04/08/2038	6/8/2010		600,000	662,938	651,000
North Atlantic Trading Co., Inc., 10.000%, 03/01/2012	5/22/2007		2,000,000	2,007,446	1,720,000
O&G Leasing, LLC, 10.500%, 09/15/2013	4/4/2007	(a)	1,530,000	1,512,436	1,155,150
Plaza Orlando Condo Association, Inc., 5.500%, 05/15/2031	8/30/2006		252,000	396,987	153,720
AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015	6/20/2007		863,000	910,228	893,205
Rabobank Netherland, 11.000%	11/6/2009		500,000	615,465	619,237
UPM-KYMME Corp., 7.450%, 11/26/2027	3/24/2010		1,100,000	914,169	940,500
Eurofresh Holding Company, Inc. - Series A, 10.000%	7/20/2007	(b)	147	2,394,416	147,000
Eurofresh Holding Company, Inc.	7/20/2007	(b)	14,706	119,770	11,030
Bally Total Fitness Holdings Corp., expires 09/01/2014	1/26/2007	(c)	1,038	-	-
Bally Total Fitness Holdings Corp.	4/7/2006		421	-	-

(a) Purchased on various dates beginning 04/04/2007.
(b) Purchased on various dates beginning 07/20/2007.
(c) Purchased on various dates beginning 01/26/2007.

NOTE 11. SUBSEQUENT EVENT

Effective August 1, 2010, Unified Fund Services, Inc., changed its name to Huntington Asset Services, Inc. in order to reflect a wider range of services the company provides and better align itself with its parent company, Huntington Bancshares, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
IMS Family of Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund, IMS Dividend Growth Fund (formally known as the IMS Strategic Allocation Fund), and IMS Strategic Income Fund, each a series of the Unified Series Trust, as of June 30, 2010, and the related statements of operations for the year then ended, the statement of cash flows for the IMS Strategic Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the IMS Family of Funds, as of June 30, 2010, the results of their operations for the year then ended, the results of cash flows for the IMS Strategic Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
August 30, 2010

Management Agreement Renewals (Unaudited)

Renewal of the Management Agreements (each an “Agreement”, collectively, “Agreements”) were considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the Independent Trustees and, each an “Independent Trustee”) at an in-person meeting held on May 23-24, 2010.  The Trustees were reminded that the Advisory Contract Renewal Committee (as used in this section, the "Committee") had met on May 10, 2010 to consider the renewal of these Agreements and to conduct interviews of the Advisor’s portfolio managers and compliance personnel.

The Committee members and other participants at the meeting acknowledged receiving and reviewing the materials compiled by the Administrator and the Funds’ Advisor and provided to the participants in advance of the meeting.  Legal counsel referred the Trustees to the memorandum included in the Board materials outlining the factors to be considered in approving the Agreements.  It was noted that no changes had been proposed to the Agreements.

It was noted that the Committee had received and reviewed the following materials provided by the Advisor and the Administrator prior to their meeting: (i) executed copies of the Agreements; (ii)  the Administrator’s letter to the Advisor requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the 1940 Act, and the Advisor’s responses thereto; (iii) a memorandum from the Trust’s CCO summarizing the Advisor’s compliance program, including its code of ethics and proxy voting policy; (iv) the Advisor’s most current Form ADV Parts I and II and accompanying schedules, (v) current financial statements for the Advisor; (vi) performance reports provided by the Administrator listing the Funds’ returns for various periods ended March 31, 2010, and comparisons with the Funds’ benchmarks and peer groups for the same periods, and (vii) the Administrator’s analysis of each Fund’s advisory fee and total expense ratio compared to those of its peer group.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.

The Committee members discussed their considerations with full Board as follows:

(i)           The Nature, Extent and Quality of Services – The Trustees reviewed the resources provided by the Advisor to the Funds, and considered whether the resources are sufficient to achieve performance goals, compliance and other needs of the Funds.  The Committee determined that the Advisor’s resources appear adequate, and specifically noted that the Advisor provides a portfolio management team and the assistance of the Advisor’s chief compliance officer to manage and oversee the Funds.  The Trustees recalled recent changes in the Advisor’s personnel, noting that the Advisor had hired a new chief compliance officer and added marketing personnel. The CCO summarized his review of the Advisor’s compliance program.  He noted that the Advisor had enhanced its Code of Ethics, a copy of which was included in the Board materials for the Trustees’ review and approval.   He discussed compliance issues that had arisen during the prior year, and noted that the Advisor had worked to document the fair valuation, and over time had reduced the number of illiquid securities held by the Strategic Income and Dividend Growth Funds.  The Trust’s CCO confirmed that the Advisor’s compliance policies and procedures appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Administrator reported that for the one year period ended March 31, 2010, the Value Fund had positive performance, but had underperformed the average return of its peer group, although it had outperformed its peer group average for the 10 year period.  The Trustees also noted that the Value Fund had outperformed the S&P 500 Index for the three month and one, five and ten year periods ended March 31, 2010.

The Trustees noted the Growth Fund had positive performance for the one year ended March 31, 2010 and, although it had underperformed its peer group average, it had outperformed the Dow Jones U.S. Moderate Relative Risk Index for the same period.  The Trustees considered the recent change in the Growth Fund’s investment strategy, and determined that the Advisor should be given additional time to develop the new investment strategy.

The Trustees noted the Income Fund had outperformed its peer group average and both of its benchmarks, the Barclay’s Capital Aggregate Bond Index and Lipper Income Funds, for the three months and one year ended March 31, 2010.

(iii)           Fee Rates and Profitability –  The Trustees noted that the Advisor’s fees of 1.21% for managing the Value Fund and 1.26% for managing the Dividend Growth and Income Funds were higher than the average fee of each Fund’s respective peer group.    The Trustees reviewed the Advisor’s standard fee schedule for private accounts which starts at 1.50% and decreases as assets under management increase.  The Trustees recalled the Advisor’s statement that the Funds’ higher fees were supported by the increased time and effort expended by the Advisor on researching, selecting and monitoring high yield bonds, as well as compliance documentation and fair valuation, which are labor intensive.  The Advisor noted that in addition to increased portfolio management duties, the Advisor also incurs additional compliance and regulatory burdens in managing the Funds.  The Trustees recalled that they had reviewed the Advisor’s federal income tax summary and that overall, the total income of the Advisor from the Funds had decreased during 2009.   The Trustees recalled that the Advisor reported that it had cut expenses and returned to profitability in 2010, although its profits were not excessive.  The Trustees recalled that they had been provided with a report from the Advisor noting the Advisor had entered into so-called “soft dollar” arrangements with brokers who execute the Funds’ transactions and provide research services that benefit the Advisor.  The Trustees noted that the Advisor had represented that the research services it receives assist the Advisor in meeting its portfolio management responsibilities to the Funds, and that the Funds’ brokerage commissions were reasonable in relation to the value of the research services provided.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees.  The Trustees noted that the Advisor had reported that it is looking at ways to decrease expenses.  The Trustees also noted that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Funds.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the advisory fee of each Fund was reasonable, and that its members unanimously were recommending that the Board approve each Fund’s Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Advisor to the Fund, within the meaning of the 1940 Act, unanimously determined that each Fund’s Agreement was reasonable and should be continued for an additional year.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present
President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005;  Trustee of AmeriPrime Funds from December 2002 to July 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Unified Fund Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  26 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the primary Distributor of the Trust, as of June 30, 2010.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086

DISTRIBUTOR
Foreside Distribution Services, LP
690 Taylor Rd. Ste. 150
Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

IMS Funds	Registrant
FY 2010	$ 54,000
FY 2009	$ 33,500

(b)	Audit-Related Fees

IMS Funds	Registrant
FY 2010	$ 0
FY 2009	$ 0
Nature of the fees:

(c)	Tax Fees

IMS Funds	Registrant
FY 2010	$ 7,500
FY 2009	$ 6,000
Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

IMS Funds	Registrant
FY 2010	$ 0
FY 2009	$ 0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Billed Pursuant to Waiver of Pre-Approval Requirement

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

IMS Funds	Registrant	Advisor
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 12, 2010  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                  Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                    Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By
/s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date: 09/17/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date: 09/17/2010

By
/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, Treasurer

Date: 09/17/2010